Income and Other Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Income and Other Taxes
Income before income taxes ("pre-tax income") was as follows:

	Year Ended December 31,
	2011	2010	2009
Domestic income	$917	$433	$45
Foreign income	648	382	582
Income Before Income Taxes	$1,565	$815	$627

Provisions (benefits) for income taxes was as follows:

	Year Ended December 31,
	2011	2010	2009
Federal Income Taxes
Current	$52	$153	$(50)
Deferred	134	(17)	109
Foreign Income Taxes
Current	103	59	84
Deferred	38	8	11
State Income Taxes
Current	28	46	(2)
Deferred	31	7	—
Total Provision (Benefits)	$386	$256	$152

A reconciliation of the U.S. federal statutory income tax rate to the consolidated effective income tax rate was as follows:

	Year Ended December 31,
	2011	2010	2009
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Nondeductible expenses	2.0%	6.3%	3.2%
Effect of tax law changes	0.2%	(0.2)%	—%
Change in valuation allowance for deferred tax assets	(0.3)%	2.6%	(1.7)%
State taxes, net of federal benefit	2.4%	2.0%	(0.2)%
Audit and other tax return adjustments	(1.0)%	(3.6)%	(8.7)%
Tax-exempt income, credits and incentives	(3.1)%	(3.9)%	(4.7)%
Foreign rate differential adjusted for U.S. taxation of foreign profits(1)	(10.4)%	(6.7)%	0.5%
Other	(0.1)%	(0.1)%	0.8%
Effective Income Tax Rate	24.7%	31.4%	24.2%

(1)	The “U.S. taxation of foreign profits” represents the U.S. tax, net of foreign tax credits, associated with actual and deemed repatriations of earnings from our non-U.S. subsidiaries.

On a consolidated basis, we paid a total of $94, $49 and $78 in income taxes to federal, foreign and state jurisdictions during the three years ended December 31, 2011, 2010 and 2009, respectively.

Total income tax expense (benefit) was allocated as follows:

	Year Ended December 31,
	2011	2010	2009
Pre-tax income	$386	$256	$152
Common shareholders' equity:
Changes in defined benefit plans	(277)	12	(61)
Stock option and incentive plans, net	1	(6)	21
Cash flow hedges	3	5	—
Translation adjustments	2	6	(13)
Total Income Tax Expense (Benefit)	$115	$273	$99

Unrecognized Tax Benefits and Audit Resolutions
Due to the extensive geographical scope of our operations, we are subject to ongoing tax examinations in numerous jurisdictions. Accordingly, we may record incremental tax expense based upon the more-likely-than-not outcomes of any uncertain tax positions. In addition, when applicable, we adjust the previously recorded tax expense to reflect examination results when the position is effectively settled. Our ongoing assessments of the more-likely-than-not outcomes of the examinations and related tax positions require judgment and can increase or decrease our effective tax rate, as well as impact our operating results. The specific timing of when the resolution of each tax position will be reached is uncertain. As of December 31, 2011, we do not believe that there are any positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within the next 12 months.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2011	2010	2009
Balance at January 1	$186	$148	$170
Additions from acquisitions	—	46	—
Additions related to current year	43	38	6
Additions related to prior years positions	38	24	27
Reductions related to prior years positions	(17)	(16)	(33)
Settlements with taxing authorities(1)	(14)	(19)	(7)
Reductions related to lapse of statute of limitations	(8)	(35)	(29)
Currency	(3)	—	14
Balance at December 31	$225	$186	$148

(1)	Majority of settlements did not result in the utilization of cash.

Included in the balances at December 31, 2011, 2010 and 2009 are $36, $39 and $67, respectively, of tax positions that are highly certain of realizability but for which there is uncertainty about the timing or may be reduced through an indirect benefit from other taxing jurisdictions. Because of the impact of deferred tax accounting, other than for the possible incurrence of interest and penalties, the disallowance of these positions would not affect the annual effective tax rate.
We have filed claims in certain jurisdictions to assert our position should the law be clarified by judicial means. At this point in time, we believe it is unlikely that we will receive any benefit from these types of claims but we will continue to analyze as the issues develop. Accordingly, we have not included any benefit for these types of claims in the amount of unrecognized tax benefits.
We recognized interest and penalties accrued on unrecognized tax benefits, as well as interest received from favorable settlements within income tax expense. We had $28, $31 and $13 accrued for the payment of interest and penalties associated with unrecognized tax benefits at December 31, 2011, 2010 and 2009, respectively.

We file income tax returns in the U.S. federal jurisdiction and various foreign jurisdictions. In the U.S., with the exception of ACS, we are no longer subject to U.S. federal income tax examinations for years before 2007. ACS is no longer subject to such examinations for years before 2004. With respect to our major foreign jurisdictions, we are no longer subject to tax examinations by tax authorities for years before 2000.

Deferred Income Taxes

In substantially all instances, deferred income taxes have not been provided on the undistributed earnings of foreign subsidiaries and other foreign investments carried at equity. The amount of such earnings at December 31, 2011 was approximately $8 billion. These earnings have been indefinitely reinvested and we currently do not plan to initiate any action that would precipitate a deferred tax impact. We do not believe it is practical to calculate the potential deferred tax impact, as there is a significant amount of uncertainty with respect to determining the amount of foreign tax credits as well as any additional local withholding tax and other indirect tax consequences that may arise from the distribution of these earnings. In addition, because such earnings have been indefinitely reinvested in our foreign operations, repatriation would require liquidation of those investments or a recapitalization of our foreign subsidiaries, the impacts and effects of which are not readily determinable. Our 2001 sale of half of our ownership interest in Fuji Xerox resulted in our investment no longer qualifying as a foreign corporate joint venture. Accordingly, deferred taxes are required to be provided on the undistributed earnings of Fuji Xerox, arising subsequent to such date, as we no longer have the ability to ensure indefinite reinvestment.

The tax effects of temporary differences that give rise to significant portions of the deferred taxes were as follows:

	December 31,
	2011	2010
Deferred Tax Assets
Research and development	$876	$855
Post-retirement medical benefits	368	373
Depreciation	224	200
Net operating losses	637	634
Other operating reserves	95	194
Tax credit carryforwards	379	409
Deferred compensation	306	340
Allowance for doubtful accounts	93	97
Restructuring reserves	29	78
Pension	547	437
Other	168	156
Subtotal	3,722	3,773
Valuation allowance	(677)	(735)
Total	$3,045	$3,038

Deferred Tax Liabilities
Unearned income and installment sales	$1,016	$1,025
Intangibles and goodwill	1,227	1,229
Other	13	54
Total	$2,256	$2,308

Total Deferred Taxes, Net	$789	$730

The above amounts are classified as current or long-term in the Consolidated Balance Sheets in accordance with the asset or liability to which they relate or, when applicable, based on the expected timing of the reversal. Current deferred tax assets at December 31, 2011 and 2010 amounted to $229 and $298, respectively.

The deferred tax assets for the respective periods were assessed for recoverability and, where applicable, a valuation allowance was recorded to reduce the total deferred tax asset to an amount that will, more-likely-than-not, be realized in the future. The net change in the total valuation allowance for the years ended December 31, 2011 and 2010 was a decrease of $58 and an increase of $63, respectively. The valuation allowance relates primarily to certain net operating loss carryforwards, tax credit carryforwards and deductible temporary differences for which we have concluded it is more-likely-than-not that these items will not be realized in the ordinary course of operations.

Although realization is not assured, we have concluded that it is more-likely-than-not that the deferred tax assets, for which a valuation allowance was determined to be unnecessary, will be realized in the ordinary course of operations based on the available positive and negative evidence, including scheduling of deferred tax liabilities and projected income from operating activities. The amount of the net deferred tax assets considered realizable, however, could be reduced in the near term if actual future income or income tax rates are lower than estimated, or if there are differences in the timing or amount of future reversals of existing taxable or deductible temporary differences.

At December 31, 2011, we had tax credit carryforwards of $379 available to offset future income taxes, of which $102 are available to carryforward indefinitely while the remaining $277 will expire 2012 through 2028 if not utilized. We also had net operating loss carryforwards for income tax purposes of $1.1 billion that will expire 2012 through 2032, if not utilized, and $2.5 billion available to offset future taxable income indefinitely.